UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2021

Strategic Storage Trust IV, Inc.

(SST IV Merger Sub, LLC as successor by merger to Strategic Storage Trust IV, Inc.)

(Exact name of registrant as specified in its charter)

Maryland	000-55928	81-2847976
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Terrace Road, Ladera Ranch, California 92694

(Address of principal executive offices, including zip code)

(877) 327-3485

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.02.	Termination of a Material Definitive Agreement.

The information provided in Item 2.01 of this Current Report on Form 8-K regarding the termination of the Advisory Agreement (as defined below) is incorporated by reference into this Item 1.02.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Reference is made to that certain Agreement and Plan of Merger, dated as of November 10, 2020 (the “Merger Agreement”), by and among Strategic Storage Trust IV, Inc., a Maryland corporation (the “Company”), SmartStop Self Storage REIT, Inc., a Maryland corporation (“SmartStop”), and SST IV Merger Sub, LLC, a Maryland limited liability company and a wholly owned subsidiary of SmartStop (“Merger Sub”).

Completion of Merger

Pursuant to the terms and conditions set forth in the Merger Agreement, on March 17, 2021, SmartStop acquired the Company by way of a merger of the Company with and into Merger Sub, with Merger Sub being the surviving entity (the “Merger”).

At the effective time of the Merger (the “Effective Time”), each share of the Company’s Class A Common Stock, $0.001 par value per share (the “Class A Common Stock”), Class T Common Stock, $0.001 par value per share (“Class T Common Stock”), and Class W Common Stock, $0.001 par value per share (collectively with the Class A Common Stock and the Class T Common Stock, the “SST IV Common Stock”), issued and outstanding immediately prior to the Effective Time (other than shares owned by the Company, any subsidiary of the Company, SmartStop or any subsidiary of SmartStop) was automatically converted into the right to receive 2.1875 shares of SmartStop’s Class A Common Stock, $0.001 par value per share, subject to the treatment of fractional shares in accordance with the Merger Agreement (the “Merger Consideration”). Immediately prior to the Effective Time, each restricted share of SST IV Common Stock granted under the Company’s Employee and Director Long-Term Incentive Plan also became fully vested and converted into the right to receive the Merger Consideration upon the Effective Time.

The descriptions of the Merger and the Merger Agreement contained in this Item 2.01 are summaries and are subject to and qualified in their entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on November 10, 2020, and is incorporated by reference herein.

Ancillary Agreements

At the Effective Time, pursuant to the terms and subject to the conditions of that certain termination agreement, dated as of November 10, 2020 (the “Termination Agreement”), by and among the Company, the operating partnership of the Company (“SST IV Operating Partnership”), and the Company’s external advisor, an indirect subsidiary of SmartStop (“SST IV Advisor”), that certain Advisory Agreement, dated as of March 3, 2017, by and among the Company, SST IV Operating Partnership, and SST IV Advisor (the “Advisory Agreement”) was terminated without any payment to SST IV Advisor. Immediately prior to the Effective Time, pursuant to the terms and subject to the conditions of that certain Redemption of Special Limited Partner Interest Agreement, dated as of November 10, 2020 (the “Redemption Agreement”), by and among the Company, SST IV Operating Partnership, and SmartStop Storage Advisors, LLC, a subsidiary of SmartStop (“SSA”), the special limited partner interest in SST IV Operating Partnership held by SSA was redeemed by SST IV Operating Partnership, without any distribution or other payment to SSA.

The descriptions of the Termination Agreement and Redemption Agreement contained in this Item 2.01 are summaries and are subject to and qualified in their entirety by reference to the Termination Agreement and the Redemption Agreement, which were filed as Exhibits 10.1 and 10.2, respectively, to the Current Report on Form 8-K filed by the Company with the SEC on November 10, 2020, and are incorporated by reference herein.

Item 3.03.	Material Modification to Rights of Security Holders.

The information provided in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

At the Effective Time, each holder of shares of SST IV Common Stock issued and outstanding immediately prior to the Effective Time ceased to have any rights as a stockholder of the Company (other than the right to receive the Merger Consideration pursuant to the Merger Agreement).

Item 5.01.	Change in Control of Registrant.

The information provided in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

At the Effective Time, as a result of the Merger, a change in control of the Company occurred, and Merger Sub, as successor by merger to the Company, continued as a wholly owned subsidiary of SmartStop.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

As a result of the Merger, the Company ceased to exist and Merger Sub continued as the surviving entity. All members of the board of directors of the Company ceased to be directors at the Effective Time by operation of the Merger. The departure of the directors was in connection with the Merger and was not due to any disagreement or dispute with the Company on any matter.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 10, 2021, at the special meeting of the Company’s stockholders, the Company’s stockholders approved Articles of Amendment to the Company’s First Articles of Amendment and Restatement (the “Articles of Amendment”) to remove the limitations on “roll-up transactions,” which was necessary to consummate the Merger. For a further description of the Articles of Amendment, please refer to the definitive proxy statement/prospectus filed by the Company with the SEC on January 11, 2021.

On March 15, 2021, the Company filed the Articles of Amendment with the State Department of Assessments and Taxation of Maryland, and the Articles of Amendment became effective upon filing.

The foregoing description of the Articles of Amendment does not purport to be complete and is qualified in its entirety by reference to the such amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On March 17, 2021, the Company issued a press release announcing the completion of the Merger, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Pursuant to the rules and regulations of the SEC, the information in this Item 7.01 disclosure, including Exhibit 99.1, and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

2.1†	Agreement and Plan of Merger, dated as of November 10, 2020, by and among Strategic Storage Trust IV, Inc., SmartStop Self Storage REIT, Inc., and SST IV Merger Sub, LLC, incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed on November 10, 2020, Commission File No. 000-55928.

3.1*	Articles of Amendment.

10.1	Termination Agreement, dated as of November 10, 2020, by and among Strategic Storage Trust IV, Inc., Strategic Storage Operating Partnership IV, L.P., and Strategic Storage Advisor IV, LLC, incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on November 10, 2020, Commission File No. 000-55928.

10.2	Redemption Agreement, dated as of November 10, 2020, by and among Strategic Storage Trust IV, Inc., Strategic Storage Operating Partnership IV, L.P., and SmartStop Storage Advisors, LLC, incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on November 10, 2020, Commission File No. 000-55928.

99.1*	Press Release, dated as of March 17, 2021.

†

Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SST IV MERGER SUB, LLC, as successor by merger to
STRATEGIC STORAGE TRUST IV, INC.
Date: March 17, 2021
	By:	SmartStop Self Storage REIT, Inc., its Member

	By:	/s/ James R. Barry
James R. Barry
Chief Financial Officer and Treasurer